UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2010

NeoMedia Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-21743	36-3680347
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Concourse Parkway, Suite 500, Atlanta, GA	30328
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(678) 638-0460

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement

Securities Purchase Agreement and Debenture Closing, May, 2010

On May 27, 2010, NeoMedia Technologies, Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “SPA”), a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein, to issue and sell a secured convertible debenture (the “Debenture”) to YA Global Investments, L.P. (the “Investor”) in the principal amount $2,006,137, a copy of which is attached hereto as Exhibit 10.2 and incorporated by reference herein. The closing of the transaction was held on May 28, 2010 (the “Closing”). In addition to the Debenture, the Company also agreed to issue a warrant to the Investor to purchase 5,000,000 shares of the Company’s common stock, par value $0.001 per share (the  “Common Stock”), for an exercise price of $0.30 per share (the “Warrant”), a copy of which is incorporated by reference herein and attached hereto as Exhibit 10.3. The Company’s issuance of securities to the Investor pursuant to the SPA was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) of the Securities Act for transactions not involving a public offering and Rule 506 promulgated thereunder. A Form D will be filed by the Company, in connection with the issuance of such securities, on the same day as the filing of this Current Report on Form 8-K. The Company and the Investor also entered into an agreement whereby they amended certain terms of all previously issued and outstanding warrants between the Investor and the Company (the “Global Warrant Amendment”), a copy of which is incorporated by reference herein and attached hereto as Exhibit 10.4.

The Debenture shall mature on July 29, 2012 (the “Maturity Date”) and shall accrue interest at a rate equal to fourteen percent (14%) per annum and such interest shall be paid on the Maturity Date (or sooner as provided in the Debenture) in cash or, provided that certain Equity Conditions are satisfied (as such term is defined in the Debenture), in shares of Common Stock at the applicable Conversion Price (as defined in the Debenture).  At any time, the Investor shall be entitled to convert any portion of the outstanding and unpaid principal and accrued interest thereon into fully paid and non-assessable shares of Common Stock at a price equal to the lesser of $0.30 and ninety-five percent (95%) of the lowest volume weighted average price of the Common Stock during the sixty (60) trading days immediately preceding each conversion date.

The Debenture is secured by (a) certain Pledged Property and (b) certain Patent Collateral, as such terms are defined in the Ratification Agreement dated May 27, 2010 (the “Ratification Agreement”), and that certain Security Agreement (the “Security Agreement”) and that certain Patent Security Agreement (the “Patent Security Agreement”) both dated July 29, 2008, by and among the Company, each of the Company’s subsidiaries made a party thereto, and the Investor. Copies of the Security Agreement and the Patent Security Agreement are incorporated by reference herein and attached by reference hereto as Exhibits 10.5 and 10.6, respectively. The Ratification agreement is incorporated herein and attached hereto as Exhibit 10.7.

In connection with the SPA, the Company also entered into those certain Irrevocable Transfer Agent Instructions with the Investor, the Escrow Agent and WorldWide Stock Transfer, LLC, the Company’s transfer agent (the “ITAI”), a copy of which is incorporated herein and attached hereto as Exhibit 10.8 hereto.

The Company shall not affect any conversion, and the Investor shall not have the right to convert any portion of the Debenture to the extent that after giving effect to such conversion, the Investor (together with the Investor’s affiliates) would beneficially own in excess of 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion, except for not less than sixty-five (65) days prior written notice from the Investor.

The Company shall have the right to redeem a portion or all amounts outstanding (subject to certain conditions) in the Debenture through the Optional Cash Redemption (as defined in the Debenture) by paying the amount equal to the principal amount being redeemed plus a redemption premium equal to ten percent (10%) of the principal amount being redeemed, and accrued interest. The Investor may require a Mandatory Cash Redemption (as defined in the Debenture)  of all or a portion of the Debenture at any time after August 26, 2010.

A portion of the proceeds for the Debenture were used to repay in full, including accrued interest, the promissory note, dated April 1, 2010, and owed by the Company to the Investor totaling $506,137. The Company paid a $90,000 structuring and due diligence fee to Yorkville Advisors, LLC for their services in structuring the transaction. The net proceeds to the Company were $1,410,000.

The foregoing descriptions of the SPA, Debenture, Warrant, Global Warrant Amendment, Ratification Agreement, Security Agreement, Patent Security Agreement and ITAI do not purport to be complete and are qualified in their entirety by reference to such documents, which are attached as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, and 10.8, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02.  unregistered sales of equity securities

Please see Item 1.01 above.

Item 9.01.  financial statements and exhibits

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)          Exhibit No. Description:

EXHIBIT	DESCRIPTION	LOCATION

Exhibit 10.1	Securities Purchase Agreement, dated May 27, 2010, by and between the Company and YA Global Investments, L.P.	Provided Herewith

Exhibit 10.2	Secured Convertible Debenture, dated May 27, 2010, issued by the Company to YA Global Investments, L.P.	Provided Herewith

Exhibit 10.3	Warrant No. 0510, dated May 27, 2010, issued by the Company to YA Global Investments, L.P.	Provided Herewith

Exhibit 10.4	Global Warrant Amendment, dated May 27, 2010, issued by the Company to YA Global Investments, L.P.	Provided Herewith

Exhibit 10.5	Security Agreement, dated July 29, 2008, by and among the Company, each of the Company’s subsidiaries made a party thereto and YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.3 in the Company’s Current Report on Form 8-K as filed with the SEC on August 4, 2008

Exhibit 10.6	Patent Security Agreement, dated July 29, 2008, by and among the Company, each of the Company’s subsidiaries made a party thereto and YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.4 in the Company’s Current Report on Form 8-K as filed with the SEC on August 4, 2008

Exhibit 10.7	Ratification Agreement, dated May 27, 2010, by and among the Company, each of the Company’s subsidiaries made a party thereto and YA Global Investments, L.P.	Provided Herewith

Exhibit 10.8	Irrevocable Transfer Agent Instructions, dated May 27, 2010, by and among the Company, the Investor, David Gonzalez, Esq. and WorldWide Stock Transfer, LLC	Provided Herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2010	NEOMEDIA TECHNOLGIES, INC.

	By:	/s/ Michael W. Zima
	Name:	Michael W. Zima
	Its:	Chief Financial Officer